                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2002

I.    RECONCILIATION OF COLLECTION ACCOUNT:
         End of Period Collection Account Balance as of Prior Payment Date:                       549,335.79
         Available Funds:
              Contract Payments due and received in this period                                 3,934,316.84
              Contract Payments due in prior period(s) and received in this period                243,648.22
              Contract Payments received in this period for next period                           140,587.80
              Sales, Use and Property Tax, Maintenance, Late Charges                              162,148.99
              Prepayment Amounts related to early termination in this period                      126,875.72
              Servicer Advance                                                                    363,585.53
              Proceeds received from recoveries on previously Defaulted Contracts                       0.00
              Transfer from Reserve Account                                                         4,339.04
              Interest earned on Collection Account                                                 7,406.39
              Interest earned on Affiliated Account                                                   493.96
              Proceeds from repurchase of Contracts per Contribution and Servicing
                Agreement Section 5.03                                                                  0.00
              Amounts paid per Contribution and Servicing Agreement Section 7.01
                (Substituted contract < Predecessor contract)                                           0.00
              Amounts paid under insurance policies                                                     0.00
              Any other amounts                                                                         0.00
                                                                                               -------------
         Total Available Funds                                                                  5,532,738.28
         Less: Amounts to be Retained in Collection Account                                       530,150.71
                                                                                               -------------
         AMOUNT TO BE DISTRIBUTED                                                               5,002,587.57
                                                                                               =============

         DISTRIBUTION OF FUNDS:
              1.   To Trustee -  Fees                                                                   0.00
              2.   To Servicer, any unreimbursed Nonrecoverable Advances or
                     Servicer Advances                                                            243,648.22
              3.   To Noteholders (For Servicer Report immediately following the
                     Final Additional Closing Date)

                        a) Class A1 Principal and Interest                                              0.00
                        a) Class A2 Principal (distributed after A1 Note matures)
                             and Interest                                                               0.00
                        a) Class A3 Principal (distributed after A2 Note matures)
                             and Interest                                                       3,376,796.23
                        a) Class A4 Principal (distributed after A3 Note matures)
                             and Interest                                                         595,956.85
                        b) Class B Principal and Interest                                          67,939.88
                        c) Class C Principal and Interest                                         136,462.70
                        d) Class D Principal and Interest                                          92,657.25
                        e) Class E Principal and Interest                                         122,910.39

              4.   To Reserve Account for Requirement per Indenture Agreement
                     Section 3.08                                                                       0.00
              5.   To Issuer - Residual  Principal and Interest and Reserve
                     Account Distribution
                        a) Residual Interest (Provided no Restricting or
                             Amortization Event in effect)                                         30,752.67
                        b) Residual Principal (Provided no Restricting or
                             Amortization Event in effect)                                        111,985.21
                        c) Reserve Account Distribution (Provided no Restricting or
                             Amortization Event in effect)                                          4,339.04
              6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                     Earned and Any Other Amounts                                                 170,049.34
              7.   To Servicer, Servicing Fee and other Servicing Compensations                    49,089.79
                                                                                               -------------
         TOTAL FUNDS DISTRIBUTED                                                                5,002,587.57
                                                                                               =============

                                                                                               -------------
         End of Period Collection Account Balance {Includes Payments in Advance &
           Restricting Event Funds (if any)}                                                      530,150.71
                                                                                               =============

II.   RESERVE ACCOUNT

Beginning Balance                                                                              $2,702,437.25
         - Add Investment Earnings                                                                  4,339.04
         - Add Transfer from Certificate Account (To Satisfy Reserve Account
             Requirement)                                                                               0.00
         - Less Distribution to Certificate Account                                                 4,339.04
                                                                                               -------------
End of period balance                                                                          $2,702,437.25
                                                                                               =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                     $2,702,437.25
                                                                                               =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2002

III.  CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                Pool A                                                                         92,343,349.59
                Pool B                                                                         22,853,539.94
                                                                                               -------------
                                                                                                                    115,196,889.53
Class A Overdue Interest, if any                                                                        0.00
Class A Monthly Interest - Pool A                                                                 551,392.76
Class A Monthly Interest - Pool B                                                                 136,461.11

Class A Overdue Principal, if any                                                                       0.00
Class A Monthly Principal - Pool A                                                              2,397,451.62
Class A Monthly Principal - Pool B                                                                887,447.59
                                                                                               -------------
                                                                                                                      3,284,899.21
Ending Principal Balance of the Class A Notes
                Pool A                                                                         89,945,897.97
                Pool B                                                                         21,966,092.35
                                                                                               -------------        --------------
                                                                                                                    111,911,990.32
                                                                                                                    ==============

   -----------------------------------------------------------------------------
   Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
   Original Face $237,814,000   Original Face $237,814,000      Balance Factor
   $ 2.892403                   $ 13.812892                     47.058622%
   -----------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                Class A1                                                                                0.00
                Class A2                                                                                0.00
                Class A3                                                                       16,145,889.53
                Class A4                                                                       99,051,000.00
                                                                                               -------------

Class A Monthly Interest                                                                                            115,196,889.53
                Class A1 (Actual Number Days/360)                                                       0.00
                Class A2                                                                                0.00
                Class A3                                                                           91,897.02
                Class A4                                                                          595,956.85
                                                                                               -------------

Class A Monthly Principal
                Class A1                                                                                0.00
                Class A2                                                                                0.00
                Class A3                                                                        3,284,899.21
                Class A4                                                                                0.00
                                                                                               -------------
                                                                                                                      3,284,899.21
Ending Principal Balance of the Class A Notes
                Class A1                                                                                0.00
                Class A2                                                                                0.00
                Class A3                                                                       12,860,990.32
                Class A4                                                                       99,051,000.00
                                                                                               -------------        --------------
                                                                                                                    111,911,990.32
                                                                                                                    ==============


   Class A3
   -----------------------------------------------------------------------------
   Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
   Original Face $65,098,000    Original Face $65,098,000       Balance Factor
   $ 1.411672                   $ 50.460832                     19.756352%
   -----------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2002

V.    CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                Pool A                                                                          1,574,309.51
                Pool B                                                                            389,626.12
                                                                                               -------------
                                                                                                                      1,963,935.63

Class B Overdue Interest, if any                                                                        0.00
Class B Monthly Interest - Pool A                                                                   9,577.05
Class B Monthly Interest - Pool B                                                                   2,370.23
Class B Overdue Principal, if any                                                                       0.00
Class B Monthly Principal - Pool A                                                                 40,865.65
Class B Monthly Principal - Pool B                                                                 15,126.95
                                                                                               -------------
                                                                                                                         55,992.60
Ending Principal Balance of the Class B Notes
                Pool A                                                                          1,533,443.86
                Pool B                                                                            374,499.17
                                                                                               -------------        --------------
                                                                                                                      1,907,943.03
                                                                                                                    ==============

   -----------------------------------------------------------------------------
   Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
   Original Face $4,054,000     Original Face $4,054,000        Balance Factor
   $ 2.947035                   $ 13.811692                     47.063222%
   -----------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class C Notes
                Pool A                                                                          3,147,837.98
                Pool B                                                                            779,033.26
                                                                                               -------------
                                                                                                                      3,926,871.24

Class C Overdue Interest, if any                                                                        0.00
Class C Monthly Interest - Pool A                                                                  19,621.52
Class C Monthly Interest - Pool B                                                                   4,855.97
Class C Overdue Principal, if any                                                                       0.00
Class C Monthly Principal - Pool A                                                                 81,731.31
Class C Monthly Principal - Pool B                                                                 30,253.90
                                                                                               -------------
                                                                                                                        111,985.21
Ending Principal Balance of the Class C Notes
                Pool A                                                                          3,066,106.67
                Pool B                                                                            748,779.36
                                                                                               -------------        --------------
                                                                                                                      3,814,886.03
                                                                                                                    ==============

   -----------------------------------------------------------------------------
   Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
   Original Face $8,107,000     Original Face $8,107,000        Balance Factor
   $ 3.019303                   $ 13.813397                     47.056692%
   -----------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2002

VII.  CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                Pool A                                                                          2,098,818.97
                Pool B                                                                            519,428.52
                                                                                               -------------
                                                                                                                      2,618,247.49

Class D Overdue Interest, if any                                                                        0.00
Class D Monthly Interest - Pool A                                                                  14,429.38
Class D Monthly Interest - Pool B                                                                   3,571.07
Class D Overdue Principal, if any                                                                       0.00
Class D Monthly Principal - Pool A                                                                 54,487.54
Class D Monthly Principal - Pool B                                                                 20,169.26
                                                                                               -------------
                                                                                                                         74,656.80
Ending Principal Balance of the Class D Notes
                Pool A                                                                          2,044,331.43
                Pool B                                                                            499,259.26
                                                                                               -------------        --------------
                                                                                                                      2,543,590.69
                                                                                                                    ==============

   -----------------------------------------------------------------------------
   Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
   Original Face $5,405,000     Original Face $5,405,000        Balance Factor
   $ 3.330333                   $ 13.812544                     47.059957%
   -----------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class E Notes
                Pool A                                                                          2,623,328.51
                Pool B                                                                            649,230.87
                                                                                               -------------
                                                                                                                      3,272,559.38

Class E Overdue Interest, if any                                                                        0.00
Class E Monthly Interest - Pool A                                                                  23,719.26
Class E Monthly Interest - Pool B                                                                   5,870.13
Class E Overdue Principal, if any                                                                       0.00
Class E Monthly Principal - Pool A                                                                 68,109.42
Class E Monthly Principal - Pool B                                                                 25,211.58
                                                                                               -------------
                                                                                                                         93,321.00
Ending Principal Balance of the Class E Notes
                Pool A                                                                          2,555,219.09
                Pool B                                                                            624,019.29
                                                                                               -------------        --------------
                                                                                                                      3,179,238.38
                                                                                                                    ==============

   -----------------------------------------------------------------------------
   Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
   Original Face $6,756,000     Original Face $6,756,000        Balance Factor
   $ 4.379720                   $ 13.813055                     47.057999%
   -----------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                Pool A                                                                          3,148,403.98
                Pool B                                                                            779,191.96
                                                                                               -------------
                                                                                                                      3,927,595.94

Residual Interest - Pool A                                                                         24,943.03
Residual Interest - Pool B                                                                          5,809.64
Residual Principal - Pool A                                                                        81,731.31
Residual Principal - Pool B                                                                        30,253.90
                                                                                               -------------
                                                                                                                        111,985.21
Ending Residual Principal Balance
                Pool A                                                                          3,066,672.67
                Pool B                                                                            748,938.06
                                                                                               -------------        --------------
                                                                                                                      3,815,610.73
                                                                                                                    ==============


X.    PAYMENT TO SERVICER

      - Collection period Servicer Fee                                                                                   49,089.79
      - Servicer Advances reimbursement                                                                                 243,648.22
      - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                 170,049.34
                                                                                                                    --------------
      Total amounts due to Servicer                                                                                     462,787.35
                                                                                                                    ==============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                 104,936,048.52

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                    0.00

      Decline in Aggregate Discounted Contract Balance                                                                2,724,376.84
                                                                                                                    --------------
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         ending of the related Collection Period                                                                    102,211,671.68
                                                                                                                    ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                       2,719,284.15

          - Principal portion of Prepayment Amounts                                                 5,092.69

          - Principal portion of Contracts repurchased under Indenture Agreement
              Section 4.02                                                                              0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                 0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                      0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                               0.00
                                                                                              --------------
                        Total Decline in Aggregate Discounted Contract Balance                  2,724,376.84
                                                                                              ==============

POOL B
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                  25,970,050.64

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                    0.00

      Decline in Aggregate Discounted Contract Balance                                                                1,008,463.17
                                                                                                                    --------------
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         ending of the related Collection Period                                                                     24,961,587.47
                                                                                                                    ==============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances                         887,393.61

          - Principal portion of Prepayment Amounts                                               121,069.56

          - Principal portion of Contracts repurchased under Indenture Agreement
              Section 4.02                                                                              0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                 0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                      0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                               0.00
                                                                                              --------------
                        Total Decline in Aggregate Discounted Contract Balance                  1,008,463.17
                                                                                              ==============        --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   127,173,259.15
                                                                                                                    ==============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2002


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A                                                                                 Predecessor
                                                               Discounted       Predecessor     Discounted
         Lease #      Lessee Name                              Present Value    Lease #         Present Value
         -------      -----------                              -------------    -------         -------------
         3024-003     RADNET MANAGEMENT II, INC.               $1,289,113.68    1667-003      $  1,466,069.44
                      CASH                                     $  176,955.76
         1743-004     HYPERBARIC MANAGEMENT SYS                $1,539,883.34    2425-001      $  1,890,612.33
         3221-001     TOTAL IMAGING OF SUN CITY, LLC           $1,496,892.51    2427-001      $  1,194,070.97
         3307-001     OPEN MRI OHIO 2 VENTURES, LLC            $1,181,820.77    917-503       $    644,152.99
         3323-003     OPEN MRI OHIO 1 VENTURES, LLC            $1,162,123.59    1004-503      $     77,559.49
                                                                                1048-501      $    896,884.04
                                                                                1049-504      $    644,152.99
                                                                                1050-504      $     85,901.56


                                                               -------------                  ---------------
                                                    Totals:    $6,846,789.65                  $  6,899,403.81

         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                             $  6,899,403.81
         b) ADCB OF POOL A AT CLOSING DATE                                                    $211,061,551.13
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                3.27%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES            NO   X

         POOL B                                                                                 Predecessor
                                                               Discounted       Predecessor     Discounted
         Lease #      Lessee Name                              Present Value    Lease #         Present Value
         -------      -----------                              -------------    -------         -------------
                      NONE






                                                               -------------                  ---------------
                                                    Totals:            $0.00                  $          0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                             $          0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                    $ 59,182,173.57
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY
               APPROVES)                                                                                 0.00%

      *  ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE
         SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES              NO   X

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A - NON-PERFORMING                                                                Predecessor
                                                               Discounted       Predecessor     Discounted
         Lease #      Lessee Name                              Present Value    Lease #         Present Value
         -------      -----------                              -------------    -------         -------------
         2841-001     Medical Imaging Co. Inc.                  1,121,500.51       2207-001   $    551,274.29
         2004383-1    Robert Wood Johnson University              512,828.61       2207-002   $  1,160,782.50
         2005209-2    Memorial Regional Medical Center            252,655.70       2207-003   $    181,136.33
                      Cash                                          6,208.31
         2875-007     MRI of River North, Inc. et al.           1,629,015.55       2337-001   $  1,215,773.70
         3024-003     Radnet Management II, Inc.                1,495,882.60       4283-401   $    286,487.54
                                                                                   2314-002   $  1,209,395.06



                                                               -------------                  ---------------
                                                    Totals:    $5,018,091.28                  $  4,604,849.42

         a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                      $  4,604,849.42
         b) ADCB OF POOL A AT CLOSING DATE                                                    $211,061,551.13
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                2.18%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES             NO    X

         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                          Predecessor
                                                               Discounted       Predecessor     Discounted
         Lease #      Lessee Name                              Present Value    Lease #         Present Value
         -------      -----------                              -------------    -------         -------------
                      None








                                                               -------------                  ---------------
                                                    Totals:            $0.00                  $          0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                         $          0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                    $ 59,182,173.57
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                0.00%

        *ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
         SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES             NO    X

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2002


XV.   POOL PERFORMANCE MEASUREMENTS


1.       AGGREGATE DISCOUNTED CONTRACT BALANCE

         CONTRACTS DELINQUENT > 90 DAYS                                         TOTAL OUTSTANDING CONTRACTS
         This Month                                294,999.00                   This Month                 127,173,259.15
         1 Month Prior                             209,277.26                   1 Month Prior              130,906,099.16
         2 Months Prior                          1,010,330.13                   2 Months Prior             137,655,371.18

         Total                                   1,514,606.39                   Total                      395,734,729.49

         A) 3 MONTH AVERAGE                        504,868.80                   B) 3 MONTH AVERAGE         131,911,576.50

         c) a/b                                         0.38%

2.       Does a Delinquency Condition Exist (1c > 6% )?                                    Yes                    No        X
                                                                                                -------------          -------------

3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                             Yes                    No        X
                                                                                                -------------          -------------

         B. An Indenture Event of Default has occurred and is then continuing?             Yes                    No        X
                                                                                                -------------          -------------

4.       Has a Servicer Event of Default occurred?                                         Yes                    No        X
                                                                                                -------------          -------------

5.       Amortization Event Check

         A. Is 1c  > 8% ?                                                                  Yes                    No        X
                                                                                                -------------          -------------

         B. Bankruptcy, insolvency, reorganization; default/violation of any
              covenant or obligation not remedied within 90 days?                          Yes                    No        X
                                                                                                -------------          -------------

         C. As of any Determination date, the sum of all defaulted contracts
              since the Closing date exceeds 6% of the ADCB on the Closing Date?           Yes                    No        X
                                                                                                -------------          -------------


6.       Aggregate Discounted Contract Balance at Closing Date                         Balance  $270,243,724.70
                                                                                                ---------------


         DELINQUENT LEASE SUMMARY

                  Days Past Due               Current Pool Balance          # Leases
                  -------------               --------------------          --------
                        31 - 60                       5,565,905.20                33
                        61 - 90                         287,426.29                 9
                       91 - 180                         294,999.00                10


         Approved By:
         Matthew E. Goldenberg
         Vice President
         Structured Finance and Securitization